Cash and cash equivalents	12 Months Ended
Dec. 31, 2022
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Cash and cash equivalents

14. Cash and cash equivalents

USD-valued cash and cash equivalent balances by currency were as follows:

	Year Ended December 31,
($000s)	2022	2021
Denominated in USD	$14,917	$28,217
Denominated in NOK	990	3,707
Denominated in GBP	128	978
Denominated in CNY	90	857
Total	$16,124	$33,759

Of the amounts above, employees’ withheld payroll tax deposits amounted to $26 and $31 at the end of 2022 and 2021, respectively. Only the withheld payroll tax deposits were restricted. Deposits for facilities rent or utilities have not been included in cash quivalents.